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                                                                EXHIBIT 10.05

                                                  No. 50 - Revised Uniform Lease


                                 Lease Agreement
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                        THIS AGREEMENT, MADE THE 1st day of July one thousand nine hundred and
                        Ninety-eight (1998), by and between Merion Mills Associates, a Pennsylvania partnership with a mailing address at P.O. Box 128, Ambler, PA 19002
1. Parties

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                        (hereinafter called Lessor) of the one part, and AmeriQuest Technologies, Inc. a Delaware Corporation

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                        (hereinafter called Lessee), of the other part.

2. Premises                  WITNESSTH THAT: Lessor does hereby demise and let unto Lessee all that certain Approximately 42,640 square foot portion of a light Industrial building known as 2445-2465 Maryland Rd., Willow Grove, and shown as Units A and C on the attached diagram, such building being located in the Township of Upper
                        Moreland State of Pennsylvania, to be used and occupied as office, light assembly for the term of five
                        (5) years

3. Term                 beginning the 1st day of August, one thousand nine hundred and Ninety-eight (1998), and ending the 31st day of July, two thousand three (2003),

4. Minimum Rent         for the minimum Annual gross rental of Two Hundred Ten Thousand Two Hundred Sixteen dollars ($210,216.00) lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of Seventeen Thousand Five Hundred- dollars ($17,518) on the first day of each month, rent to begin from the 1st day of August, 1998, the first installment to be paid at the time of signing this lease. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

                        ** and other related non-hazardous uses consistent with Lessee's initial use of the demised premises as described above.

5. Inability to Give       If Lessor is unable to give Lessee possession of the demised premises, as herein
   Possession           provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

                        See Paragraph 29 (a) of the attached Addendum regarding the timing of Lessee's initial use of the demised premises.

6. Additional Rent         (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved
  (a) Damages for       any and all sums which may become due by reason of the failure of Lessee to comply with
      Default           all of the covenants of this lease and any and all damages, costs and expenses which the
                        Lessor may suffer or incur by reason of any default of the Lessee or failure on his part
  (b) Sewer Rent        to comply with the covenants of this lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.

7. Place of             All rent shall be payable without prior notice or demand at the office of Lessor, P.O. BOX
   Payment              128, AMBLER, PA. 19002, or such other place as Lessor may from time to time designate by notice in writing.

8. Affirmative          Lessee covenants and agrees that he will without demand:
   Covenants                 (a) Pay the rent and all other charges herein reserved as rent at the times and at the
  (a) Payment of Rent   place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.
  (b) Cleaning               (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter;
      Repairing, etc.   replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they are now, damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.
  (c) Requirements of        (c) Comply with any requirements of any of the constituted public authorities, and with
      Public            the terms of any state or federal statute or local ordinance or regulation applicable to Lessee
      Authorities       or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.
  (d) Fire                   (d) Use every reasonable precaution against fire.
  (e) Rules &
      Regulations            (e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.
  (f) Surrender of           (f) Peaceably deliver up and surrender possession of the demised premises to the
      Possession        Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.
  (g) Notice of              (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring
      Fire, etc.        on or to the demised premises.
  (h) Condition of           (h) Lessee shall be responsible for the condition of the sidewalks, steps, and landings
      Payment           during the term of this lease; shall keep the same free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.
                             (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall
  (i) Agency on         vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate
      Removal           the herein demised premises prior to the expiration of this lease, or any renewal hereof,
                        Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should
                        Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action. ....such approval not to be unreasonably withheld or delayed.
                             (j) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of
  (j) Indemnification   any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

9. Negative                  Lessee covenants and agrees that he will do none of the following things without first obtaining
   Covenants of         the consent, in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without
   Lessee               providing Lessor with reimbursement for any expenses incurred or incidental to
                        Lessee's proposed action.  Or delay
  (a) Use of Premises        (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.
  (b) Assignment and         (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part
      Subletting        thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-Lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.
  (c) Signs                  (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.
  (d) Alterations            (d) Make any alterations, improvements, or additions to the demised premises. All alterations,
      Improvements      improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.
  (e) Machinery              (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.
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  (f) Weights                (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.
  (g) Fire Insurance         (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any hazardous materials or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.
  (h) Removal of             (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or
      Goods             out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

                             (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and
  (i) Vacate Premises   unoccupied.

10. Lessor's Right           Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:
(a) Inspection of            (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the
    Premises            demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.
(b) Rules and                (b) At any time or times and from time to time make such reasonable rules and regulations as may be
    Regulations         necessary or desirable for the safety, care, and cleanliness of the demised premises and/or of the building of which the demised premises is a part and of real and personal property contained therein and for the preservation of good order. Such rules and regulations shall, when communicated in writing to Lessee, form a part of this lease.
(c) Sale or Rent             (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention
    Sign,               to determine this lease, or at anytime within six months prior to the expiration of this lease, a "For Rent"
    Prospective         sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the
    Purchasers          premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by
    or Tenants          Lessor may inspect the premises at reasonable hours during the said periods.
(d) Discontinue               (d) Lessor may discontinue at any time, any or all facilities furnished and services rendered by
    Facilities          Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being
    and Service         understood that they constitute no part of the consideration for this lease.


11. Responsibility           (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any
    of Lessee           injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.
                             (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants, or employees which may arise from or be due to the use , misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing, or machinery, wind, lighting, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

12. Responsibility
    of Lessor                (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty
(a) Total Destruction   that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored
    of Premises         within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.
(b) Partial                  (b) If the damage be only partial and such that the premises can be restored, in the opinion of a
    Destruction of      licensed architect retained by Lessor, to approximately their former condition within ninety days from the
    Premises            date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.
(c) Repairs by Lessor        (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.
(d) Damage for               (d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage,
    Interruption        compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption
    of use              in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.
(e) Representation of        (e) Lessor has let the demised premises in their present "as is" condition and without any
    Condition of        representations, other than those specifically endorsed hereon by Lessor, through its officers, employees,
    Premises            servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of
                        Lessor shall be set forth in writing endorsed hereon.
(f) Zoning                   (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the
                        Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

13. Miscellaneous             (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee,
    Agreements &        relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such
    Conditions          alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor
(a) Effect of           or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect
    Repairs on          the payment of the rent or said other charges at the time specified in this lease, except to the extent and
    Rental              in the manner hereinbefore provided.
(b) Agency                   (b) It is hereby expressly agreed and understood that the said _Cushman & Wakefield __ is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or nonfullfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.
(c) Waiver of                (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding,
    Custom              that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.
(d) Conduct of               (d) This lease is granted upon the express condition that Lessee and/or the occupants of the
    Lease               premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this lease.
(e) Failure of               (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8 (b) hereof,
    Lessee to           Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of
    Repair              Lessor, to be charged to Lessee as additional and delinquent rent.
(f) Waiver of                (f) Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to
    Subrogation         insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

14. Remedies of              If the Lessee: (specifically subject to the notice and cure provisions of the Addendum)
    Lessor                   (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or
                             (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or
                             (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or
                             (d) or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal
                        Law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, thereupon:
                             (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance.
                        Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let,
                        Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub-Lessee and apply the same to the rent due hereunder without in any way affecting
                        Lessee's obligation to pay any unpaid balance of rent due hereunder; or
                             (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

15. Further Remedies    In the event of any default as above set forth in Section 14, Lessor, or anyone acting on Lessor's behalf,
    of Lessor           at Lessor's option:
                             (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to
                        Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.
                             (b) May proceed as a secured party under the provisions of the Uniform Commercial Code against the goods in which Lessor has been granted a security interest pursuant to Section 13 (g) hereof; and
                             (c) May have and exercise any and all other rights and/or remedies granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such
                        Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and
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                             (d) Alterations Improvements

16. Confession of            Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent
    Judgement for       (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid
    Money               five (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any
                        Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against
                        Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No.
                        2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease)and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against
                        Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure
                        No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgements may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

17. Confession of            Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken
    Judgement for       during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any
    Possession of       extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to
    Real Property       be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for
                        Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq.
                        for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a
                        Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee. Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

18. Affidavit of             In any procedure or action to enter Judgment by Confession for Money pursuant to Section 16 hereof, or
    Default             to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 17 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events;
                        and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding.

19. Waivers by Lessee        Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in of Error, Right of  any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in
    Appeal, Stay,       this lease, and all liability therefore. Lessee further authorizes the Prothonotary or any Clerk of any
    Exemption,          Court of Record to issue a Writ of Execution or other process, and further agrees that real estate may be
    Inquisition         sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty (30) days notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

20. Right of Assignee        The right to enter judgment against Lessee by confession and to enforce all of the other provisions
    of Lessor           of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

21. Remedies                 All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and
    Cumulative          equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

22. Condemnation             In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the
                        Lessor by reason of the complete or partial taking of the demised premises.

23. Subordination            This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in
                        Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise,then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and
                        Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

24. Termination of           It is hereby mutually agreed that either party hereto may determine this lease at the end of said term
    Lease               by giving to the other party written notice thereof at least ninety (90) days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) month and so on from month to month unless or until terminated by either party hereto, giving the other thirty (30) days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given
                        Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within ten (10) days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

25. Notices                  All notices must be given by certified mail, return receipt requested.

26. Lease Contains           It is expressly understood and agreed by and between the parties hereto that this lease and the riders
    All Agreements      and/or addendums attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

27. Heirs &                  All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend
    Assignees           to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and
                        "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or
                        Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

28. Security Deposit    Lessee does herewith deposit with Lessor the sum of _______________________________________ Dollars, to be
                        held as security for the full and faithful performance by Lessee of Lessee's obligations under this Lease and for the payment of damages to the demised premises.

29. Headings no part    Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for
    of part of lease    convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF





        In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF :

                                                                                Agent
-------------------------------------         ---------------------------------


[sig]                          7/1/98         [sig]                            [Seal]
-------------------------------------         ---------------------------------
Witness/Attest                   Date         AMERIQUEST TECHNOLOGIES, INC.
                                                 President                     [Seal]
-------------------------------------         ---------------------------------

                                                                               [Seal]
-------------------------------------         ---------------------------------

[sig]                          7/1/98         [sig]                            [Seal]
-------------------------------------         ---------------------------------
Witness/Attest                   Date         MERION MILLS ASSOCIATES



                                     =====

                                     LEASE

                                     =====



                 ----------------------------------------------


                 ----------------------------------------------
                                       TO


                 ----------------------------------------------


                 Premises
                         --------------------------------------


                 ----------------------------------------------

                 Rent
                     ------------------------------------------

                 Dated
                      -----------------------------------------

                 Term
                     ------------------------------------------

                 ==============================================

                 P51939

        FOR VALUE RECEIVED______________________hereby assign, transfer and set over unto


-----------------------------------------------------------------------------------------
Executors, Administrators and assigns all________right, title and interest in the within


-----------------------------------------------------------------------------------------
and all benefit and advantages to be derived therefrom.


        Witness__________hand and seal this____________day of_______________A.D. 19______


SEALED IN THE PRESENCE OF)
                         )                      -----------------------------------------
                         )


                           ADDENDUM TO LEASE AGREEMENT

BETWEEN :  AMERIQUEST TECHNOLOGIES, INC. ("Lessee")

 AND    :  MERION MILLS ASSOCIATES ("Lessor")

DATED   :  July 1st, 1998

29(a)   Notwithstanding anything in this Lease to the contrary, it is specifically agreed that Lessee shall have the option to immediately terminate this Lease without penalty by sending written notice of such termination to Lessor on or before July 7th, 1998 of its intent to so terminate, which shall only be allowed for one or more of the following specific reasons (which must be listed in any such notice):

     1) The consummation of the transactions by which Jon Jensen and Alex Kramer are to acquire all shares in Ameriquest Technologies, Inc. owned by Computer 2000, Inc. has not occurred on or prior to July 7th, 1998.

     2) Lessee is not satisfied that the existing HVAC and electrical equipment serving the demised premises is in reasonable operating condition, which condition Lessor shall allow Lessee to inspect prior to July 7th, 1998.

     3) Lessee is not satisfied or confident that it will be able to receive a use and occupancy permit for the demised premises upon its application therefor.

     Upon receipt of a timely early termination notice from Lessee, Lessor will return to Lessee any monies previously deposited with or paid to Lessor hereunder. If such notice is not sent by Lessee on or before July 7th, 1998, then Lessee's early termination option shall be extinguished and this Lease shall continue in full force and effect throughout the full term hereof.

29(b). It is hereby acknowledged that upon execution of this lease, no other tenant is in occupancy of the approximately 40,000 sqaure foot Unit A portion of the demised premises and that Lessor is able to deliver possession of the Unit A space to Lessee on or before August 1st, 1998. However, upon the execution date of this Lease, one other tenant is in occupancy of the approximately 2,640 square foot Unit C portion of the demised premises under a month-to-month lease which requires 60 days advance notice from Lessor in order to terminate that lease as of the last day of a given month. Upon execution of this Lease, Lessor agrees to promptly give the required notice to the existing tenant currently occupying Unit C and to use its best efforts to remove that tenant from Unit C on or before the last day of such tenant's lease term, or as soon thereafter as reasonably possible if such tenant holds over beyond the end of its lease term.

     Lessee agrees that while this lease will begin with respect to the approximately 40,000 square foot Unit A portion of the demised premises on August 1st, 1998, this lease will begin with respect to the Unit C portion of the demised premises immediately upon the completion of the existing tenant's final move out of the Unit C space and of landlord's renovation work within that space as further described herein (i.e. carpeting, painting, ceiling tile work as necessary). Lessee's rental payments and other lease charges due under this lease will be pro-rated by Lessor, based on square footage, during the period in which Lessee is unable to occupy the Unit C portion of the demised premises while Lessee awaits the availablility of that space.

29(c). Lessor agrees to, at the request of Lessee or its lender(s), execute a landlord's subordination document in the form attached hereto as Exhibit "A".

30. Upon execution of this Lease, Lessee shall pay to Lessor a non-interest-bearing security deposit of Forty Thousand Dollars ($40,000.00), along with the full Seventeen Thousand Five Hundred Eighteen Dollar ($17,518.00) amount of the first month's rent and the full Nine Hundred Sixty Four and 07/100 Dollar ($964.07) amount of the first month's Common Area Expenses charge (as hereinafter defined) (pro-rated, if for a partial month or if necesary to reflect Lessor's inability to deliver immediate possession of the Unit C space, as discussed above), for a total payment of Fifty Eight Thousand Four Hundred Eighty Two and 07/100 Dollars ($58,482.07). In the event Lessee fails to pay to Lessor when due any charges payable under this Lease, Lessor shall have the right (but not the obligation) to deduct the amount of such unpaid charges from the security deposit and to apply those funds to such unpaid charges, in which case Lessee shall immediately remit to Lessor the full amount of the funds so deducted in order to restore the security deposit to the original amount required hereunder. IT IS SPECIFICALLY UNDERSTOOD THAT THE SECURITY DEPOSIT MAY NOT BY USED BY LESSEE AS ALL OR A PORTION OF LESSEE'S LAST MONTHS' RENTAL PAYMENTS DUE HEREUNDER.

31. Lessee agrees to maintain good housekeeping practices whereby all waste and discharge are satisfactorily disposed of by an authorized collection agency and whereby all applicable governmental regulations regarding waste disposal are complied with at Lessee's expense. All trash is to be retained inside an enclosed (i.e. not open topped) metal dumpster which is to be routinely monitored by Lessee for overfilling and spillage. All areas of the demised premises (including the outside loading areas) must be kept clean at all times. Lessee shall also be responsible for its own pest control in and around the demised premises and for keeping its entrance area, exterior walkways, docks and steps clear of ice and snow at all times.

     It shall be Lessee's responsibility to insure that Lessee's business operations do not create any excessive, extraordinary or unreasonable noise, odor, dust or debris or any other disturbance to any neighboring tenant and are not otherwise injurious to Lessor's property. If Lessee is in default under the provisions of this paragraph and such default is not promptly cured after request by Lessor, then Lessor may remedy such default on behalf of Lessee and Lessee shall be responsible for the costs thereof.

32. No outside storage of any kind (including, but not limited to, storage trailers and vehicles not currently in use) shall be permitted on the demised premises or on any other portion of Lessor's property. Lessee agrees that Lessee's loading docks shall be used for active loading only, that no unattended trailers or other vehicles will be parked in this loading area, and that Lessee will cooperate with neighboring tenants in not blocking any tenant's loading area for any unreasonable or extended period of time.

     In addition, Lessee agrees that it shall not restrict the access of Lessor, of any tenant or other occupant of Lessor's property, or of any agent or visitor of the same, to those areas of Lessor's property not occupied exclusively by Lessee including, but not limited to, the roof and exterior grounds, nor shall Lessee restrict the access of Lessor or of Lessor's agents, employees or contractors to portions of the demised premises at which Lessor desires to perform repairs, replacements, alterations, improvements or any other work, provided, however, that none of the foregoing will unreasonably interfere with Lessee's use and enjoyment of the demised premises.

33. Lessor agrees that, prior to the August 1st, 1998 starting date of this Lease or, with respect to the Unit C portion of the demised premises, as soon as reasonably possible following the existing tenant's move out of that space, Lessor will complete the following office renovations at Lessor's sole expense:

     a) install standard low pile, direct glue down carpeting in all office areas shown on the attached diagram in which Lessor has not already installed new carpeting within the past three (3) month period,

     b) repaint all office drywall and trim in the office areas shown on the attached diagram which has not already been repainted within the last three (3) month period,

     c) replace any missing, stained, or damaged ceiling tiles in the office areas shown on the attached diagram,

     d) clean and repaint the basement locker room shown on the attached diagram.

     Lessee will be consulted as to color choice for any new carpeting still to be installed by Lessor in connection with the above requirements.

     Except for the above described items, Lessee agrees to accept the demised premises in "as-is" condition and without representation from Lessor that the demised premises is fit or zoned for any particular purpose or adheres to any particular governmental or non-governmental requirements. Throughout the term of this Lease, Lessor shall, at its sole cost and expense, be responsible for all roof maintenance, repairs and replacements and for all structural maintenance, repairs and replacements of exterior walls, foundations and load-bearing walls. Notwithstanding the above, Lessor will not be responsible for any maintenance, repairs or replacements to areas of the roof, exterior walls, foundations and load-bearing walls which are altered or damaged by Lessee, who shall thereafter assume the responsibility therefor.

     All other maintenance, replacements and/or repairs to the demised premises and to all equipment or fixtures serving any portion thereof, including but not limited to the heating, ventilating and air-conditioning ("HVAC"), plumbing (including preventing frozen pipes), sewer, electrical, lighting (including bulbs and lighting fixtures), fire/emergency and (if added) sprinkler systems, the portion of the building containing the demised premises, its fixtures, including any and all drive-in, tailgate and personnel doors and any dock seals, plates, bumpers or other equipment surrounding such doors, or to areas of the grounds which are altered or damaged by Lessee, will be the responsibility of Lessee.

     Lessee specifically acknowledges that the existing transformers, switch gear and other electrical equipment serving the demised premises are the property of Lessor and not of any utility or of any other party, and that such equipment will solely serve the demised premises and Lessee's use thereof. Accordingly, Lessee understands and agrees that any maintenance, replacements and/or repairs that may be required with respect to such electrical equipment during the term of the Lease shall be Lessee's sole responsibility, in accordance with Lessee's normal maintenance responsibilities mentioned above.

     If any portion of the demised premises is served by a sprinkler system, then whether or not Lessor maintains the sprinkler system as part of the Common Area Expenses of its property, Lessee will have the operation of the sprinkler system which serves the demised premises central-station-monitored by a qualified alarm company at Lessee's expense.

34. In the event Lessee does not satisfactorily keep the demised premises in good repair and maintain good housekeeping practices throughout the Lease term, including preventing any outside storage, then Lessor may at any time elect to perform said repairs or cleaning and Lessee agrees to promptly reimburse Lessor for all costs thereof.

35. Lessee agrees to obtain a service contract and to have a certified contractor perform at least semi-annual (i.e. at least twice per year) inspections on all HVAC units, boilers, hot water heaters, and any sprinkler equipment that may be added to the demised premises, and their components, in their entirety, and to perform all necessary maintenance, repairs, and replacements (including, but not limited to, replacement of any filters and normal cleaning) as may be required. A copy of the contractor's inspection report is to be submitted to Lessor's office upon completion of each semi-annual inspection. If Lessee fails to adhere to the above requirements, Lessor shall have the right to obtain such service contract and/or to have the required work performed on such equipment as specified above, with Lessee to promptly reimburse Lessor for the costs thereof.

     Lessee shall not be obligated to totally replace any of the equipment mentioned in the preceding paragraph that is beyond repair through normal wear and tear and which has been properly inspected, maintained, and repaired by

     Lessee as specifically required herein as long as Lessee promptly furnishes to Lessor documentary proof of Lessee's adherence to the above inspection, maintenance, and repair requirements. Lessee shall also not be responsible for replacing any of the above mentioned (in Pargraphs 33 and 35) equipment which is damaged or destroyed in a casualty or loss covered by Lessor's property insurance on the demised premises.

     Prior to vacating the demised premises, Lessee shall submit to Lessor a copy of the most recent inspection report covering all of the equipment mentioned above, along with copies of documentation describing all maintenance, repair, and replacement work that was performed on such equipment during the term of the Lease. If Lessee does not submit to Lessor an inspection report dated no more than one (1) month prior to the date on which Lessee vacates the demised premises which details a full inspection of all of the above equipment and which shows that all necessary maintenance, repair, and replacement work (including, but not limited to, replacement of any filters and normal cleaning) has been performed, Lessor may secure a certified contractor to perform such work and Lessee shall promptly reimburse Lessor for the cost thereof.

36. Any repairs to any portion of the demised premises or to Lessor's other property that are required because of damage or neglect by Lessee, must be completed prior to the termination date of this Lease and at the sole expense of Lessee. Should Lessee not complete all or substantially all repairs prior to the termination date of this Lease, then Lessee agrees that Lessee will, at Lessor's option, remain as a tenant and rent will continue to be due and payable until all repairs are properly completed. Notwithstanding the above, Lessee shall at all times be responsible for the cost of any repairs that may be required due to damage that is discovered either during the term of the Lease or upon Lessee's vacating the demised premises, whether or not such items are brought to Lessee's attention at any pre-termination inspection which may be performed as described above.

37. Lessee agrees that before any alterations or improvements to the demised premises are begun or any equipment intended to be installed therein is added, Lessee must submit detailed plans and specifications to Lessor and receive written permission from Lessor for the same, which written permission shall not be unreasonably withheld or delayed. All alterations, improvements, or equipment (whether temporary or permanent in character and whether desired by either party to this Lease or mandated by any governmental entity), which may be made upon or added to the demised premises by either Lessor or Lessee, except furniture or movable trade fixtures installed at the expense of Lessee, shall be maintained by Lessee throughout the term of the Lease in accordance with the same requirements that exist under this Lease for Lessee's maintenance of existing portions of the demised premises, shall become at the sole discretion of Lessor the property of Lessor and shall remain upon and be surrendered with the demised premises as part thereof at the termination of this Lease, without compensation to Lessee. Lessee further agrees that if Lessor determines that all or a portion of said alterations, improvements, or equipment are not acceptable, then Lessee will, prior to the termination of this Lease and at Lessee's sole expense, remove (all, or portions designated by Lessor, of) such alterations, improvements, or equipment, restore the demised premises to its original condition immediately prior to the inception of this Lease, and repair any damage to the demised premises caused by either the presence or the removal of such items. Notwithstanding the above, upon specific written request by Lessee prior to Lessee's installation of any particular improvements, alterations or new equipment, Lessor shall inform Lessee whether Lessee will be required to restore the affected areas of the demised premises to their previous condition at the end of the Lease term.

38. Lessee must secure a signed Waiver of Liens from all contractors before any maintenance, repairs, construction, improvements, or alterations of any kind are commenced on or about the demised premises. Lessee further agrees that Lessee shall hold Lessor harmless from any debt incurred by Lessee from contractors brought in to do any such work.

39. In addition to its normal monthly rental payments, Lessee will be responsible for paying all utility costs that are attributable to the demised premises including, but not limited to, electric, gas, water and sewer (all of which items are, upon execution of this Lease, separately metered for the demised premises), and for Lessee's proportionate share of all other common area expenses for all of Lessor's property of which the demised premises is a part (2445-2465 Maryland Road) including, but not limited to, snow plowing, lawn and landscaping care, pavement and driveway maintenance, exterior lighting operation and maintenance, common area utilities, common area HVAC, common area electrical and/or plumbing lines and other equipment operation, maintenance and repairs, common area alarm and/or security (if provided), exterior pest control (if provided), property management fees and any other common area or common service expenses for all of Lessor's property of which the demised premises is a part (hereinafter, collectively, "Common Area Expenses"). These charges shall be due upon presentation of an invoice by Lessor if a bill is not received by Lessee directly from the supplier of such service. If no separate meter connection is available for any such service, billing will be apportioned by the Lessor.

     It is understood and agreed that Lessee may pay its own electic and gas service bills for the demised premises directly to the supplier of those utilities. With respect to water and sewer billings for the demised premises, Lessor will initially pay all bills for these services directly to the supplier of these services and be reimbursed by Lessee for the same as part of its Common Area Expense payments, but Lessor may at a later date choose to have Lessee also pay for these items directly to the suppliers thereof and remove such items from the Common Area Expense calculation. Lessor agrees that it shall not "mark up" or otherwise make a profit from Lessee on its billing of these water and sewer charges.

     As an alternative to sending Lessee individual invoices for Lessee's portion of certain Common Area Expenses as Lessor receives bills for such items from the suppliers thereof, Lessor shall have the option of estimating the total annual Common Area Expenses for such items for Lessor's property and of requiring Lessee to pay one twelfth (1/12th) of its portion of such annual estimate on a monthly basis, due and payable each month, in advance and without invoicing, on the same day on which the monthly rental is due hereunder, and with periodic or annual adjustments by Lessor as necessary to reflect actual versus estimated cost for such items. Lessor may choose to estimate the annual cost of certain items of the Common Area Expenses in accordance with the above billing format and to also send individual invoices for certain other items of the Common Area Expenses as charges are incurred for such particular items.

     It is understood and agreed that the current estimate of total Common Area Expenses for calendar year 1998 is $15,676.00, and that Lessee shall pay its proportionate monthly share of this annual estimate (currently $964/07 per month), along with each normal monthly rental payment until such monthly Common Area Expenses estimate is adjusted in accordance with the previous paragraph.

     Upon reasonable advance notice to Lessor, Lessee shall have the right to periodically review Lessor's records with respect to the Common Area Expenses which Lessee pays hereunder at a mutually convenient time and at Lessor's offices in Ambler, Pennsylvania. If any such review reveals that Lessor has been dishonest or grossly negligent in overstating the actual Common Area Expenses charged to Lessee and such action has resulted in an overstatement of more than ten percent (10%) of actual Common Area Expenses, then Lessor shall reimburse Lessee for the reasonable costs of Lessee's review of such expenses at Lessor's offices. Notwithstanding the above, Lessor's annual Common Area Expense estimates for upcoming lease years shall not be considered overstatements as long as periodic adjustments (i.e. refunds or credits) are made by Lessor for estimated vs. actual Common Area Expenses following a particular year.

40. Lessee and Lessor agree that the obligation of Lessee to pay the rent and all other miscellaneous lease charges required under this Lease shall be absolute, and that Lessee shall have no right to set off or deduct from the amounts otherwise due from Lessee hereunder the amount of any claim Lessee may believe it has against Lessor or any other party.

41. It shall be Lessee's responsibility, prior to occupancy and at Lessee's sole expense, to apply for, make payment for, and obtain all permits and fees, including but not limited to any certificates of occupancy, required by any Federal, State, or Local authorities to conduct Lessee's business on the demised premises. Upon request, Lessee shall promptly provide Lessor with copies of all such permits secured from such governmental authorities. Should any Federal, State or Local law, rule, ordinance, or other regulation affect the demised premises or mandate certain alterations or improvements thereto (if, and only if, the same is specifically relating to Lessee's business and/or specific use of the demised premises), then Lessee shall pay for all costs to institute such regulation on or about the demised premises. In all other instances, the foregoing shll be Lessor's sole responsibility.

42.  Any rental payment not received by Lessor in Lessor's office by the tenth
     (10th) day of any month will be subject to a late charge equal to five (5%) percent of such overdue amount, plus any legal fees and collection costs of Lessor. If said rent remains unpaid until the tenth (10th) day of the following month, then an additional five (5%) percent late charge shall be applied for such following month and also for each succeeding month that the rent remains unpaid. This same five percent (5%) late charge procedure shall apply to any other payments required by this Lease that are not received by Lessor within ten (10) days of the date of the invoice under which they are assessed. All late charges assessed shall be considered additional rent and shall be payable immediately.

43. Lessee agrees to pay its proportionate share (currently 73.8% for Units A and C - which percentage shall remain constant unless Lessee leases a different amount of space from Lessor or the size of Lessor's improvements at the 2445-2465 Maryland Road property is altered) of all increases in real estate taxes and property insurance premiums for all of Lessor's property at 2445-2465 Maryland Road that are above current amounts at the signing of this Lease. Property insurance shall include all building (fire and other casualty), liability and loss of rents insurance with respect to all of Lessor's property at 2445-2465 Maryland Road. It is understood and agreed that at the signing of this Lease, based on the most recent invoices received by Lessor to date, the current annual real estate taxes on Lessor's property are $22,828.40 for school taxes and $8,693.32 for county/township and other miscellaneous real estate taxes (including, but not limited to, any mercantile, business privilege, or other tax based on rental income), the current annual property insurance premiums on Lessor's property are $7,921.00, and that Lessee's gross monthly rental payments under the Lease include this $.68 per square foot base tax and insurance cost.

44. Notwithstanding anything herein to the contrary, in the event that any tax or property insurance increase, or the necessity for any additional insurance coverage, is due solely to the occupancy or use (or misuse) of, or improvements to, the demised premises by Lessee, then Lessee shall pay for the entire cost of such increased tax or insurance cost.

45. In the event ad valorem real estate taxes are abolished during the term hereof and/or a substitute, alternate, or additional tax on the use and enjoyment of real estate or on the ownership or rental of real estate (including, but not limited to, any sales, mercantile, business privilege, or other tax based on rental income) is adopted in lieu thereof or in addition thereto (no matter how such tax is computed), then Lessee shall be obligated to pay such substitute, alternate, or additional tax in the same manner and to the same extent as Lessee is required to pay real estate taxes hereunder.

46. In the event Lessee does not fulfill any of Lessee's obligations under this Lease and Lessor is required to take legal action, Lessee will be responsible for Lessor's resulting costs, including, but not limited to, attorneys' fees.

47. Lessee agrees that if a sublease is secured on the demised premises and the rental rate under such sublease is greater than the rental rate hereunder, then Lessor shall have the right to receive 50% of this increased rental, after subtraction of any reasonable real estate broker's commission paid by Lessee on such sublease and after subtraction for any subtenant improvements made by Lessee on such subtenant's behalf which Lessor specifically agrees are also of material benefit to Lessor. Lessee will remain responsible for all terms and conditions of this Lease following the execution of any and all sublease or assignment agreements. All sublease agreements or assignments must be approved by Lessor in advance. If a sublease or assignment is executed, then any options to extend this Lease shall be voided.

48. Should Lessee desire to place a sign on the demised premises or on any other property of Lessor, Lessee agrees that before actual installation takes place, Lessee shall submit to Lessor, and obtain approval of (such approval not to be unreasonably withheld or delayed), an exterior sign layout with the exact location of such proposed sign and a detailed description of how the sign will be installed. Lessee must file for, obtain, and pay for any and all governmental permits or other applications required for such sign and must install such sign at Lessee's expense. Unless Lessor directs otherwise, Lessee must remove the sign prior to the expiration of this Lease and must restore the area at which the sign had been placed to its original condition prior to the installation of the sign. Lessor shall retain the right to maintain one or more signs on or about the demised premises throughout the term of this Lease.

     If Lessor chooses to maintain a directory sign on Lessor's property with panels for individual tenant names, then if Lessee wishes to be included on such sign, Lessee shall be permitted to be so included. Lessor shall have the right to charge Lessee for Lessor's reasonable costs incurred for including and maintaining Lessee's name on such sign and for Lessee's proportionate share of any applicable governmental permitting fees that may be incurred by Lessor for such sign, as well as for Lessee's proportionate share of maintaining the sign in reasonable condition.

     Notwithstanding the above, in the event that applicable governmental regulations limit the total amount of signage available for the property of which the demised premises is a part and Lessee does not lease the entire property from Lessor, then Lessee shall only be entitled to its proportionate share (currently 73.8%, based on the size of the demised premises vs. the total building square footage on Lessor's property at 2445-2465 Maryland Road) of such signage limit, as reasonably allocated by Lessor after taking into account any directory signs or other signs not specific to any single tenant that may be present on the property or planned by Lessor.

     Throughout the Lease term, Lessee shall have the right, at Lessee's sole expense and upon prior consultation with and approval by Lessor (such approval not to be unreasonably withheld or delayed), to have a qualified landscaper perform additional trimming of trees and shrubs along the front portion of Lessor's property in order to maximize turnpike exposure to Lessee's permitted signage.

49. Lessor represents and warrants as follows: (i) Lessor is aware of no environmental contamination with respect to the demised premises and the property of which the demised premises is a part and, to the best of Lessor's knowledge, there are no "hazardous materials" or "hazardous substances" (as such terms are defined in federal, state and local laws, rules and regulations) on, beneath or about the demised premises or the property of which the demised premises is a part other than in accordance with applicable laws, rules and regulations, and (ii) there are no title restrictions or other title encumbrances which would interfere with Lessee's use and enjoyment of the demised premises as described herein.

     Lessee warrants that Lessee will not use or allow any environmentally hazardous materials, in tanks, drums or otherwise, on the demised premises or on any other property of Lessor, nor will Lessee perform or allow any environmentally hazardous activity on the demised premises or on any other property of Lessor, including, but not limited to, placing or allowing any potentially hazardous materials or discharges in the building's sanitary sewer system or floor drains (if any), or in the storm sewer system or any other body of water adjacent to the demised premises, or on any ground surrounding the demised premises.

     It is specifically understood that in the event Lessee or any person or entity under Lessee's control or direction creates any environmental contamination or causes the need for any clean-up of hazardous materials at, on, in, around, or off-site of the demised premises or any other portion of Lessor's property, then Lessee shall be held responsible to Lessor for all costs of such inspection and/or clean-up as well as any other liabilities that may occur and will indemnify, save, defend, and hold Lessor harmless from and against any and all actions, suits, or expenses in connection therewith.

50.  Lessee shall have a graduated rental schedule as follows:

        A. Lessee will pay Minimum Annual Gross Rental of Two Hundred Ten Thousand Two Hundred Sixteen Dollars ($210,216.00) in monthly installments of Seventeen Thousand Five Hundred Eighteen Dollars ($17,518.00) commencing August 1st, 1998 and ending July 31st, 1999.

        B. Lessee will pay Minimum Annual Gross Rental of Two Hundred Seventeen Thousand Four Hundred Sixty Four Dollars ($217,464.00) in monthly installments of Eighteen Thousand One Hundred Twenty Two Dollars ($18,122.00) commencing August 1st, 1999 and ending July 31st, 2000.

        C. Lessee will pay Minimum Annual Gross Rental of Two Hundred Twenty Four Thousand Seven Hundred Twelve Dollars ($224,712.00) in monthly installments of Eighteen Thousand Seven Hundred Twenty Six Dollars ($18,726.00) commencing August 1st, 2000 and ending July 31st, 2001.

        D. Lessee will pay Minimum Annual Gross Rental of Two Hundred Thirty Two Thousand Three Hundred Ninety Two Dollars ($232,392.00) in monthly installments of Nineteen Thousand Three Hundred Sixty Six Dollars ($19,366.00) commencing August 1st, 2001 and ending July 31st, 2002.

        E. Lessee will pay Minimum Annual Gross Rental of Two Hundred Forty Thousand Sixty Dollars ($240,060.00) in monthly installments of Twenty Thousand Five Dollars ($20,005.00) commencing August 1st, 2002 and ending July 31st, 2003.

51. So long as Lessee is not in default under this Lease and Lessee has and continues to faithfully fulfill all obligations of Lessee hereunder, Lessor agrees that when Lessor becomes aware of the date on which the tenant that is currently occupying the adjoining approximately 15,120 square foot rental Unit B (Abington Memorial Hospital) will vacate that rental unit, Lessor will promptly notify Lessee of the availability of such adjoining rental unit and of Lessor's then current market rental rate to lease such space upon its vacancy. Lessor agrees that such market rental rate will not in any case exceed 20% above the rental rates that Lessee will pay for the demised premises during its then remaining term of this Lease. Lessee shall have fifteen (15) days from receipt of such notice within which to notify Lessor in writing as to whether Lessee wishes to lease the entire adjoining rental unit, beginning on the day after it is fully vacated by such neighboring tenant and continuing throughout the remainder of the term of this Lease and any option or extension periods, as discussed above, for the rental rates listed in the above mentioned notice from Lessor to Lessee, on an "as-is, where-is" basis, and otherwise according to the same terms and conditions under which Lessee has leased the demised premises hereunder. If Lessor receives such written notice from Lessee, within the time period prescribed above, of Lessee's willingness to lease the adjoining rental unit upon such terms and conditions, then this Lease shall thereafter be considered to be amended by such notice, and Lessor shall then deliver to Lessee a letter confirming the revised total rental rates for the combined area leased by Lessee that shall thereafter be due. If Lessor does not receive such notice from Lessee within the time frame prescribed above, then Lessee's opportunity to lease the adjoining rental unit shall be extinguished, and Lessor shall be free to market such adjoining rental space to other potential tenants.

52. Lessor shall at all times retain the sole authority to choose which utility companies will service Lessor's property and/or the demised premises, and Lessee shall have no recourse against Lessor as a consequence of any decision by Lessor to change utility providers at any particular time. Notwithstanding the foregoing, Lessor shall consult with Lessee prior to changing any utility provider servicing the demised premises, and Lessee shall have the right to select its own voice and communications systems and providers, as long as such selections do not adversely affect Lessor or any other tenant at Lessor's property at 2445-2465 Maryland Road.

     Lessor shall be held harmless from any loss or damage suffered due to any failure of a utility service or loss of a utility function for any reason.

53. Notwithstanding anything in this Lease to the contrary, in the event of any conflict or contradiction between the terms of this Lease and the waiver of subrogation provisions set forth herein, the waiver of subrogation provisions shall in all instances prevail.

54. It is specifically understood that Lessor does not and will not carry insurance covering items owned or controlled by Lessee, persons visiting Lessee's business at Lessor's property, or covering Lessee's business itself, and that Lessor shall not be responsible for any damage or injury to such items, persons or business. Lessee shall be responsible for its own security in and around the demised premises.

     If an insurance claim is filed under Lessor's property insurance policy relating to the Lessee's use (or misuse) of, or improvements to, the demised premises, or any act of vandalism at the demised premises, then in addition to any other liability of Lessee hereunder, Lessee shall be responsible for paying the deductible amount due for such insurance claim. Such deductible payment will be no greater than Ten Thousand Dollars ($10,000.00).

55. Lessee will carry and keep in full force and effect at all times during the term of this Lease and any extensions hereof, for the protection of Lessor and Lessee, the following insurance at Lessee's expense:

         (i) Comprehensive general public liability and personal injury insurance with a combined single limit coverage of at least One Million Dollars ($1,000,000.00) per occurrence, and a combined single limit aggregate coverage of not less than Three Million Dollars ($3,000,000.00). Such liability policies shall specifically include Lessor as a named insured, and shall cover all happenings and occurrences in or about the demised premises and on or about all roads, driving areas and other areas used by Lessee in common with others at Lessor's property. In addition, Lessee shall also continually maintain property damage insurance in sufficient amounts to properly cover all personal property owned or stored by Lessee at the demised premises, and shall also continually maintain at least the statutory minimum of workmen's compensation insurance covering Lessee's employees and business operations at the demised premises.

         (ii) Any and all such insurance policies shall provide that the policies will not be cancellable without at least thirty (30) days prior written notice to Lessor, and shall be issued and kept in effect by insurers of continuing recognized responsibility licensed to do business in the Commonwealth of Pennsylvania.

         (iii) Certificates of all insurance required to be carried by Lessee hereunder shall be delivered by Lessee to Lessor at least fifteen (15) days prior to the commencement of the term of this Lease; and at least thirty (30) days before any such policy shall expire Lessee shall deliver to Lessor a renewal endorsement of such policy or replacement policy. Within ten (10) days after the premium on any such policy shall become due and payable, Lessee shall provide Lessor with a receipt demonstrating payment thereof. Upon request, Lessee shall deliver to Lessor full and accurate copies of all insurance policies required herein, along with any endorsements to those policies.

56. In the event Lessee does not vacate the demised premises and/or does not restore the demised premises to the condition required in the Lease by completing all or substantially all repairs required under the terms of this Lease on or before the termination date of this Lease or any extension hereof, then Lessee shall be responsible for all damages incurred by Lessor as a result of such default, and Lessee shall also thereafter be liable for monthly rental at a holdover rate equal to twice the amount due for the previous month under the Lease.

57. Notwithstanding any other provision of this Lease and, in addition to any other rights granted to Lessor hereunder, Lessor shall have the right, throughout the term of this Lease and any extensions hereof, to enter the demised premises during normal business hours for sales, leasing, or any other lawful purpose. Lessor shall attempt to give reasonable advance notice to Lessee of intended visits to the demised premises, except in cases of emergency or when Lessee is in default hereunder. Notwithstanding the above, Lessor will not have the right to enter the demised premises for re-leasing purposes unless Lessee is in default hereunder or unless such visits occur within the last nine (9) months of the Lease term.

58. Lessee's official address for notices under this Lease shall be 2445-2465 Maryland Road, Willow Grove, PA 19090. Attention: Mr. Alex Kramer. Lessor's official address for notices under this Lease shall be P.O. Box 128, Ambler, PA 19002. Attention: Mr. Robert Bown.
     Except as otherwise specifically allowed herein, all notices must be given by certified mail, return receipt requested.

59. Unless a specific time period for a particular type of default is specified elsewhere in this Lease, Lessee shall not be considered to be in default hereunder unless and until Lessor has sent Lessee written notice specifying in reasonable detail the default involved and such default has continued unremedied by Lessee for a period of twenty (20) days (ten (10) days in the case of a payment default) thereafter. Notwithstanding the foregoing, the late charge remedies provided to Lessor in this Lease may be applied by Lessor on any late payment due from Lessee regardless of the above notice provisions.

60. In the event of any conflict or inconsistency between the terms contained in the printed provisions of the Lease Agreement and the terms contained in any typewritten or handwritten provisions thereof or of this Addendum, the terms contained in the typewritten or handwritten provisions shall govern.

61. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and any disputes hereunder will be adjudicated in the courts of the Commonwekth of Pennsylvania. Lessee and Lessor hereby expressly waive their rights to a jury trail in any dispute that may arise between them in connection with this Lease.

62. The persons executing this Lease hereby represent and warrant to each other that they each have full power, right and authority to enter into this Lease on behalf of their respective companies and to cause such companies to perform each and all of their respective obligations provided herein.

63. Submission by Lessor of this Lease for review and execution by Lessee shall neither confer any rights nor impose any obligations upon either party unless and until both Lessor and Lessee have executed this Lease in its final form. Upon proper execution, this Lease constitutes the entire understanding between the parties with respect to its subject matter and, except as otherwise provided herein, may not be cancelled, amended or modified in any respect unless the same shall be in writing and signed by or on behalf of the parties.

     Notwithstanding the foregoing, Lessee and Lessor hereby agree that a fully-executed, faxed copy of any future addendum to this Lease may serve as an original thereof.

                                                                     EXHIBIT "A"

                       LANDLORD'S SUBORDINATION AGREEMENT

     ______________________, a __________________ ("Landlord") is the owner of certain premises located or known as ____________, (the "Premises").

     To induce ______________ ("Bank") to extend or continue to extend credit to ___________ ("Tenant"), Landlord does hereby covenant and agree with Bank, its successors and assigns, as follows:

1.   Any ______________________________________________________________________
     (collectively, the "Collateral") owned by Tenant and in which Bank may now have or hereafter acquire a security interest, and which may now or hereafter be placed upon the Premises, shall at all times be considered to be personal property and shall not constitute fixtures or become part of the Premises. As between Landlord and Bank, Landlord's interest in the Collateral is and shall be subordinate and inferior to the rights therein of Bank and its successors and assigns. Notwithstanding the foregoing, Landlord shall not subordinate or waive as to Bank any interest Landlord may have or acquire in any of the Collateral that is attached to the Premises and thereby could be considered a permanent fixture including, but not limited to, any offices (but not any office furniture or equipment) or other structures constructed within the Premises, and any electrical, gas, oil, HVAC or plumbing fixtures installed within the Premises which serve the occupants thereof.

2. In the event that it becomes necessary for Bank to take possession of the Collateral or any part thereof, Landlord will make no objection to the removal of such Collateral from the Premises by Bank or Bank's agent, as long as: 1) prior written notice of such removal is received by Landlord,
     2) such removal is performed in a workmanlike manner and without damage to the Premises, 3) prior to such removal Bank reimburses Landlord for any amounts overdue from Tenant to Landlord under the terms of Tenant's lease for the Premises as of the date of such removal, and 4) promptly following such removal Bank reimburses Landlord for any costs of repair for any damage that may be done to the Premises as a result of such removal.

3. As long as Landlord is supplied in writing by Bank or Tenant with Bank's then current notice address, Landlord will endeavor to give at least ten (10) days prior notice to bank of any intention to terminate Tenant's lease by reason of any Tenant default thereunder and will allow

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

                              LESSEE:

                              AMERIQUEST TECHNOLOGIES, INC.,
                              a Delaware corporation

[sig]              7/1/98     by: /s/ ALEXANDER C. KRAMER
-------------------------        ---------------------------
Witness/Attest      Date         Name:
                                 Title: President

                              LESSOR:

                              MERION MILLS ASSOCIATES,
                              a Pennsylvania partnership

[sig]              7/1/98     by: /s/ ROBERT A. BROWN
-------------------------        ---------------------------
Witness/Attest      Date         Name:  Robert A. Brown
                                 Title: Property Manager

      Bank twenty (20) days time in which to remove any of Tenant's property upon which Bank has a lien or in which Bank has a security interest provided, however, that in no event shall Bank have the right to leave such property on the Premises after the termination date of Tenant's lease without incurring storage costs for the same. If any of the Collateral which has been claimed by Bank is left on the Premises after the termination of Tenant's lease therefor Bank shall be responsible for promptly paying to Landlord the rent and other tenant charges last provided thereunder on a per diem basis for as long as such Collateral remains on the Premises and shall, upon request from Landlord, promptly remove the same after satisfying all outstanding charges due to Landlord hereunder.

4. The laws of the Commonwealth of Pennsylvania shall govern the validity, interpretation and enforcement of this agreement. This agreement may not be recorded in any office of public records.

       IN WITNESS WHEREOF, intending to be legally bound, Landlord has, for Landlord and Landlord's successors and assigns, caused this Landlord's Subordination Agreement to be duly executed this ____ day of _____, 199_.


                                        LANDLORD:

                                                                 ,
                                        -------------------------
                                        a
                                          --------------------


                                        By:
--------------------------                  -----------------------
Witness/Attest                              Name:
                                            Title:





Bank's Notice Address:


Landlord's Notice Address:

llsubord

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